Acquisition of Apple Bidco Limited (Tables)	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Schedule of Net Purchase Price	The net purchase price of $287,700,000 comprises of the following. Adjustments have been made from what was originally reported as a result of settlement of purchase price adjustments:
3.    Acquisition of Apple Bidco Limited (continued):

	As originally reported	Adjustments	As adjusted
29,891,266 common shares issued (1)	$316.8	$—	$316.8
6,664,270 Holdback Shares (1)	70.6	—	70.6
Less: Contingent consideration asset (2)	(41.5)	(53.7)	(95.2)
Less: Purchase price adjustment (3)	(52.5)	48.0	(4.5)
Net purchase price	$293.4	$(5.7)	$287.7
(1)The fair value was determined based on the closing market price of common shares on February 28, 2020, the acquisition date.
(2)Pursuant to the acquisition agreement, the Sellers are required to compensate the Company for losses on cash repatriation from a foreign jurisdiction related to specified contracts. Losses on cash repatriation is recognized in other expenses in the period incurred. Subsequently, Fairfax had agreed, subject to definitive documentation, to compensate the Company for future losses realized on sale or disposal of certain property, plant and equipment and inventory items (note 12(d)).
(3)During the year ended December 31, 2020, the Sellers forfeited their rights to receive 577,139 Holdback Shares and returned 1,849,641 previously issued common shares to the Company. Of this number, 1,122,290 shares were permanently forfeited as part of post-closing purchase price adjustments. The remaining 727,351 shares are held in reserve as treasury shares. The shares held in reserve will be issuable to the Sellers at a future date, subject to settlement of potential indemnified events. In addition, the Company agreed to issue 5-year warrants to purchase 5,000,000 common shares at an exercise price of $13.00 per share to Fairfax, subject to definitive documentation. The warrants were issued in April 2021. During the year ended December 31, 2021 and December 31, 2020, 350,138 and 318,637 common shares were released from holdback and issued to the Sellers.
Summary of Fair Values of Assets Acquired and Liabilities Assumed
The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date.

	As originally reported	Adjustments	As adjusted
Cash and cash equivalents	$36.7	$—	$36.7
Inventory	54.4	(13.5)	40.9
Acquisition related assets (1)	65.0	31.4	96.4
Accounts receivable (2)	41.4	7.7	49.1
Other current assets	7.9	1.2	9.1
Property, plant and equipment	597.3	(150.1)	447.2
Intangible assets	35.4	(8.0)	27.4
Deferred tax assets	23.5	(6.9)	16.6
Other assets	13.9	—	13.9
Goodwill	—	117.9	117.9
Total assets acquired	875.5	(20.3)	855.2
Accounts payable and accrued liabilities	91.3	1.2	92.5
Income tax payable	104.0	2.5	106.5
Other current liabilities	17.2	—	17.2
Long-term debt (including current and non-current portions) (3)	311.6	—	311.6
Deferred tax liabilities	7.0	(6.0)	1.0
Other long-term liabilities	51.0	(12.3)	38.7
Net assets acquired	$293.4	$(5.7)	$287.7
(1)Consists of indemnification assets recognized on acquisition. The Sellers are required to indemnify the Company for certain legal and tax matters through cancellation of the Holdback Shares or in cash, at the Sellers’ option. For certain of these arrangements, if the Holdback Shares are insufficient, Fairfax may be required to compensate the Company in cash. The amount to be indemnified is subject to the aggregate losses incurred at settlement of these legal and tax matters. The amount recognized is equal to the liabilities accrued for such legal and tax matters, based on the Company’s best estimates. For certain other indemnification arrangements, Fairfax is required to compensate the Company in cash, without minority shareholders.
(2)The gross contractual accounts receivables acquired is $57.0 million. The amount not expected to be collected is $7.9 million.
(3)Concurrent with the acquisition, the Company refinanced the debt facilities acquired (note 13).

Summary of Pro forma Financial Information
The following table presents unaudited pro forma results for the year ended December 31, 2020. The unaudited pro forma financial information combines the results of operations of the Company and APR Energy as though the acquisition had occurred as of January 1, 2020. The pro forma results contain adjustments that are directly attributable to the transaction, including depreciation of the fair value of property, plant and equipment, amortization of acquired intangible assets, and refinancing of debt. Additionally, pro forma net earnings were adjusted to exclude acquisition-related costs incurred.

Pro forma information	Year ended December 31, 2020
Revenue	$1,464.6
Net earnings	179.3